Third Quarter 2023 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) October 31, 2023 The properties above are not representative of all transactions.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings (Loss) is a non-GAAP measure used to evaluate our performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of our Manager, should not be included in Distributable Earnings (Loss). Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which includes principal charge-offs, as the Company believes this more easily allows our Board, Manager, and investors to compare our operating performance to our peers, to assess our ability to pay dividends, and to determine our compliance with certain financial covenants. Distributable Earnings (Loss) is substantially the same as Core Earnings, excluding incentive fees, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt / Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt / Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to our net income and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses do not represent net income or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income, an indication of our cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. In addition, the Company’s methodology for calculating Net Debt / Equity Ratio, Total Leverage Ratio, Distributable Earnings (Loss), and Distributable Earnings prior to realized gains and losses may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are key factors, among others, considered by the Board in setting the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are useful to investors. While Distributable Earnings (Loss) excludes the impact of our unrealized provision for or reversal of current expected credit loss reserves, loan losses are charged off and recognized through Distributable Earnings (Loss) when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, or when the Company acquires title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of September 30, 2023 unless otherwise noted.

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV represents “loan-to-value” or “loan-to-cost”, which is calculated as our total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case, as we deem appropriate for the relevant loan and other loans with similar characteristics. Loans with specific current expected credit loss (“CECL”) reserves are reflected as having an LTV of 100%. Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. LTV is updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. Totals represent weighted average based on loan commitment, including non-consolidated senior interests and pari passu interests. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy; the demand for commercial real estate loans; CMTG’s business and investment strategy; CMTG’s operating results; actions and initiatives of the U.S. government and governments outside of the United States, changes to government policies and the execution and impact of these actions, initiatives and policies; the state of the economy generally or in specific geographic regions; economic trends and economic recoveries; CMTG’s ability to obtain and maintain financing arrangements, including secured debt arrangements and securitizations; the timing and amount of expected future fundings of unfunded commitments; the availability of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; CMTG’s expected leverage; general volatility of the securities markets in which we participate; changes in the value of CMTG’s assets, and the scope of CMTG’s target assets; interest rate mismatches between CMTG’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of CMTG’s target assets, changes in prepayment rates on CMTG’s target assets, effects of hedging instruments on CMTG’s target assets, and rates of default or decreased recovery rates on CMTG’s target assets; the degree to which hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting, legal or regulatory issues or guidance and similar matters; CMTG’s continued maintenance of our qualification as a REIT for U.S. federal income tax purposes; CMTG’s continued exclusion from registration under the Investment Company Act of 1940, as amended (the "1940 Act"); the availability of opportunities to acquire commercial mortgage related, real estate-related and other securities; the availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to our stockholders in the future; CMTG’s present and potential future competition; and unexpected costs or unexpected liabilities, including those related to litigation. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Quarter 2023 Highlights See Endnotes in the Appendix. $7.1 billion Loan Portfolio 3 $2.3 billion Equity Book Value $433 million Total Liquidity 1 9.5% Weighted Average All-In Yield 2 98% Senior Loans 3,14 98% Floating Rate Loans 3 68.8% Weighted Average Portfolio LTV 4 2.3x Net Debt / Equity Ratio 5

Financial GAAP net loss of $68.9 million, or $0.50 per share; distributable loss of $22.8 million, or $0.16 per share; and distributable earnings prior to realized gain and principal charge-off of $49.6 million, or $0.35 per share 6 Paid a cash dividend of $0.25 per share for the third quarter of 2023 Sold a loan secured by a portfolio of multi-family properties located in San Francisco, CA for $65.0 million, resulting in a principal charge-off of $73.0 million ($0.52 per share); REO investments contributed $0.03 per share to distributable earnings for the quarter Loan Portfolio3,7 $7.1 billion loan portfolio of which 98% are floating-rate and 98% are senior loans14 During the quarter: Received loan repayments of $287 million (including four full repayments totaling $248 million) Sold two loans for $188 million (UPB of $260 million); one described above and one sold at par Follow on fundings made on existing loan commitments totaled $174 million Loans with a risk rating of 4 or higher decreased slightly to 17% of the loan portfolio as of September 30, 2023, compared to 18% at June 30, 20233 CECL reserve stands at 2.2% of UPB at September 30, 2023, comprised of (i) specific reserves of 21.3% on 5 rated loans and (ii) general reserve of 1.2% (3.6% on 4 rated loans and 0.8% on remaining loans) Liquidity and Capitalization At quarter end, September 30, 2023: Total liquidity of $433 million consisting of $308 million of cash and $124 million of approved and undrawn credit capacity1 Unencumbered loan assets totaled $438 million ($407 million in senior mortgages) Unencumbered REO asset with a carrying value of $144 million a Warehouse financing capacity totaled $5.1 billion across six counterparties; $3.8 billion outstanding at September 30, 2023 Net debt / equity ratio of 2.3x and total leverage ratio of 2.7x as of September 30, 2023, unchanged from June 30, 20235,8 Third Quarter 2023 Highlights (cont’d) See Endnotes in the Appendix. a. Total carrying value includes acquired lease intangibles, net of accumulated depreciation.

As of September 30, 2023 As of October 29, 2023 Liquidity Overview a. Reflects payment of dividend of $35 million which was paid on October 13, 2023. b. Total carrying value includes acquired lease intangibles, net of accumulated depreciation. Cash Approved and Undrawn Credit Capacity Total Available Liquidity Unencumbered loan assets totaled $438 million ($407 million in senior mortgages) Unencumbered REO asset with a carrying value of $144 million b 1 a

Book Value per Share Roll-Forward Totals may not foot due to rounding. $18.20 Adjusted BV per Share $17.00 Adjusted BV per Share

Financial Overview a. See page 6 for book value bridge. Key Financial Metrics 3Q-2023 2Q-2023 1Q-2023 YTD 2023 GAAP Net (Loss) Income ($MM) Per Share $(68.9) $(0.50) $4.3 $0.02 $36.7 $0.26 $(28.0) $(0.22) Distributable (Loss) Earnings ($MM)6 Per Share $(22.8) $(0.16) $(14.5) $(0.10) $40.3 $0.29 $3.0 $0.03 Distributable Earnings prior to realized gain and principal charge-off ($MM)6 Per Share $49.6 $0.35 $50.3 $0.35 $40.3 $0.29 $139.4 $0.99 Dividends ($MM) Per Share $35.3 $0.25 $52.4 $0.37 $52.4 $0.37 $140.1 $0.99 Book Value ($MM) Per Share Adjusted Book Value per Sharea $2,296.7 $16.25 $17.00 $2,400.4 $16.94 $17.64 $2,444.2 $17.26 $17.96 Net Debt / Equity Ratio5 Total Leverage Ratio8 2.3x 2.7x 2.3x 2.7x 2.2x 2.6x GAAP net loss of $68.9 million, or $0.50 per share; distributable loss of $22.8 million, or $0.16 per share; and distributable earnings prior to realized gain and principal charge-off of $49.6 million, or $0.35 per share 6 Paid a cash dividend of $0.25 per share for the third quarter of 2023

Loan Portfolio Overview Key Portfolio Metrics7 September 30, 2023 June 30, 2023 Loan Portfolio3 $7.1Bn $7.5Bn Total Loan Commitments10 $8.5Bn $9.1Bn Number of Loans 69 75 LTV4 68.8% 68.5% Average Commitment Size ~$120MM ~$120MM Weighted Average All-In Yield2 9.5% 9.2% Floating Rate Loans3 98% 98% Senior Loans3,14 98% 98% a Mixed-use comprises 4% office, 2% retail, 2% multi-family, and immaterial for-sale condo and hospitality components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

Loan Portfolio Overview (cont'd)

CMTG | CLAROS MORTGAGE TRUST

$ amounts in millions

Collateral Type	Number of Loans	Carrying Value[3]	% of Total Carrying Value	Region Exposure by Carrying Value and as a % of Total Carrying Value						
				West	Northeast	Southeast	Mid Atlantic	Southwest	Midwest	Other
Multi-family	23	2,883	41%	$1,358 / 19%	$389 / 5%	$75 / 1%	$277 / 4%	$503 / 7%	$282 / 4%	-
Hospitality	9	1,342	19%	$604 / 9%	$455 / 6%	$283 / 4%	-	-	-	-
Office	9	943	13%	$248 / 3%	$272 / 4%	$211 / 3%	-	$88 / 1%	$125 / 2%	-
Mixed-use [a]	6	597	8%	-	$195 / 3%	$138 / 2%	$264 / 4%	-	-	-
Land	6	528	8%	-	$378 / 5%	$30 / 0%	$120 / 2%	-	-	-
For Sale Condo	4	384	5%	$209 / 3%	$14 / 0%	$157 / 2%	$4 / 0%	-	-	-
Other [b]	12	406	6%	$46 / 1%	$157 / 2%	$59 / 1%	$73 / 1%	-	$70 / 1%	$2 / 0%
Total	**69**	**7,083**	**100%**	**$2,464 / 36%**	**$1,860 / 26%**	**$953 / 13%**	**$738 / 10%**	**$590 / 8%**	**$476 / 7%**	**$2 / 0%**

Totals may not foot due to rounding.

a. Mixed-use comprises 4% office, 2% retail, 2% multi-family, and immaterial for-sale condo and hospitality components.
Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

b. Includes five loans secured by a portfolio of build-to-rent homes, representing $166 million in loan commitments and $61 million in unpaid principal balance.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2023 EARNINGS SUPPLEMENT PAGE 9

Net Loan Fundings Totals may not foot due to rounding. a. As of September 30, 2023, we have $636 million of expected or in-place financings to fund our remaining commitments, excluding $124 million of approved and undrawn credit capacity1 . b. UPB of sold loans. Total Commitments $9,058 Total Commitments $8,528 $(374) Net Change in UPB a $287 b UPB at June 30, 2023 Fundings Repayments UPB at September 30, 2023

Loan Maturity Schedule Excludes $262 million of loans in maturity default as of September 30, 2023.

Financing Mix Total financing capacity decreased to $7.8 billion from $8.0 billion at June 30, 2023; undrawn capacity increased to $2.1 billion from $2.0 billion at June 30, 202312 Unencumbered loan assets totaled $438 million (93% senior mortgages); unencumbered REO asset with a carrying value of $144 million a Net debt / equity ratio of 2.3x and total leverage ratio of 2.7x as of September 30, 2023, unchanged from June 30, 20235,8 Summary of Outstanding Financing $ amounts in millions Capacity UPB at September 30, 2023 Weighted Average Coupon13 Repurchase agreements and term participation facility $6,105 $4,160 2.74% Asset Specific Financing $674 $490 3.40% Secured Term Loan $727 $727 4.50% Debt Related to REO $290 $290 2.83% Total as of 3Q-2023 $7,797 $5,667 3.03% a. Total carrying value includes acquired lease intangibles, net of accumulated depreciation.

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) 2.3x Net Debt / Equity Ratio5 $6.1 billion total warehouse and participation financing capacity across six counterparties with $4.2 billion outstanding12 Weighted average advance rate of 69% on asset-specific financings (76% advance rate on multi-family loans and 63% on other loans) For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $3,919 Other Asset- Specific Financings $375 Debt Related to REO $290 Unencumbered loan assets totaled $438 million ($407 million in senior mortgages) Equity $2,297 Secured Term Loan $727 Warehouse and Participation Facilities $4,160 Debt Related to REO $290 Other Asset-Specific Financings $490

Appendix A The properties above are not representative of all transactions.

Portfolio Overview

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 *($ amounts in millions)*

Investment	Carrying Value[3]	Unpaid Principal Balance	Loan Commitment[10]	Origination Date	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 1	399.2	401.2	405.0	Dec-21	Multifamily	CA	Senior	N	3
Investment 2	389.4	390.0	390.0	Nov-19	Multifamily	NY	Senior	N	3
Investment 3	271.5	270.0	270.0	Jul-18	Hospitality	NY	Senior	N	3
Investment 4	224.6	225.0	225.0	Jul-21	Hospitality	GA	Senior	N	3
Investment 5	214.4	215.9	227.0	Jun-22	Hospitality	CA	Senior	N	3
Investment 6	213.3	214.9	262.5	Feb-22	Multifamily	CA	Senior	Y	4
Investment 7	212.5	213.8	235.0	Aug-22	Hospitality	CA	Senior	N	3
Investment 8	208.9	208.9	247.3	Oct-19	For Sale Condo	CA	Senior	N	3
Investment 9	192.6	192.6	192.6	Sep-18	Land	NY	Senior	N	3
Investment 10	185.1	185.1	202.4	Oct-19	Mixed-Use	DC	Senior	N	3
Investment 11	169.3	170.0	170.0	Jan-22	Multifamily	CO	Senior	N	3
Investment 12	168.0	168.9	193.4	Apr-22	Multifamily	MI	Senior	N	3
Investment 13	159.4	159.4	319.9	Sep-19	Office	GA	Senior	N	4
Investment 14	157.1	158.2	160.0	Sep-19	For Sale Condo	FL	Senior	Y	2
Investment 15	154.0	155.0	160.0	Sep-22	Multifamily	AZ	Senior	N	3
Investment 16	120.1	150.7	150.7	Jan-18	Land	VA	Senior	N	5
Investment 17	149.8	150.0	150.0	Feb-19	Office	CT	Senior	N	3
Investment 18	147.4	147.5	147.5	Dec-21	Multifamily	PA	Senior	N	3
Investment 19	132.7	133.6	151.7	Apr-22	Multifamily	TX	Senior	N	3
Investment 20	129.6	130.0	130.0	Dec-21	Multifamily	VA	Senior	N	3

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Portfolio Overview

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 *($ amounts in millions)*

Investment	Carrying Value[3]	Unpaid Principal Balance	Loan Commitment[10]	Origination Date	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 21	124.8	125.0	125.0	Dec-21	Office	IL	Subordinate	N	3
Investment 22	122.3	123.3	127.3	Jun-22	Multifamily	TX	Senior	N	3
Investment 23	122.5	122.5	122.5	Sep-19	Office	NY	Senior	N	3
Investment 24	119.3	119.5	120.0	Apr-19	Mixed-Use	NY	Senior	N	3
Investment 25	118.5	119.1	122.0	Mar-22	Multifamily	TX	Senior	N	3
Investment 26	114.6	115.0	115.0	Aug-22	Multifamily	CO	Senior	N	3
Investment 27	113.5	113.5	113.5	Jul-21	Multifamily	IL	Senior	N	3
Investment 28	91.6	112.4	124.8	Feb-20	Office	CA	Senior	N	5
Investment 29	105.3	104.3	104.3	Jun-18	Hospitality	NY	Senior	Y	4
Investment 30	102.6	103.0	103.0	Dec-21	Mixed-Use	TN	Senior	N	3
Investment 31	100.8	101.1	101.1	Mar-23	Hospitality	CA	Senior	N	3
Investment 32	97.8	98.2	100.0	Aug-21	Office	CA	Senior	N	4
Investment 33	95.7	96.2	100.8	Jan-22	Multifamily	NV	Senior	N	3
Investment 34	90.3	90.9	148.3	Mar-21	Other	MA	Senior	N	3
Investment 35	87.8	87.8	87.8	Mar-20	Office	TX	Senior	N	3
Investment 36	88.1	87.7	87.7	Dec-18	Land	NY	Senior	N	3
Investment 37	79.2	81.2	202.5	May-22	Mixed-Use	VA	Senior	Y	3
Investment 38 [a]	78.3	78.5	115.3	Aug-22	Hospitality	NY	Senior	Y	4
Investment 39	75.8	76.4	76.4	Jul-18	Hospitality	CA	Senior	N	4
Investment 40	75.2	75.6	77.1	Nov-21	Multifamily	FL	Senior	N	3

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Portfolio Overview

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 *($ amounts in millions)*

Investment	Carrying Value[3]	Unpaid Principal Balance	Loan Commitment[10]	Origination Date	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 41	75.2	75.5	76.0	Jul-22	Multifamily	UT	Senior	N	3
Investment 42	75.4	75.5	75.5	Apr-19	Mixed-Use	NY	Senior	N	3
Investment 43	72.9	74.1	130.5	Jan-22	Other	PA	Senior	N	3
Investment 44	51.3	71.5	84.8	Aug-21	Office	GA	Senior	N	5
Investment 45	69.7	70.1	79.6	Jun-21	Other	MI	Senior	N	3
Investment 46	66.6	67.8	140.0	Nov-22	Other	MA	Senior	Y	3
Investment 47	66.7	67.0	76.4	Dec-21	Multifamily	TX	Senior	N	4
Investment 48	67.0	67.0	67.0	Jul-19	Land	NY	Senior	N	4
Investment 49	58.7	59.1	73.7	Jan-22	Hospitality	TN	Senior	N	3
Investment 50	58.2	59.0	90.0	Feb-22	Office	WA	Senior	N	3
Investment 51	49.9	50.2	53.3	Mar-22	Multifamily	AZ	Senior	N	4
Investment 52	47.6	48.0	60.3	Nov-21	Multifamily	NV	Senior	N	3
Investment 53	46.0	47.0	106.5	Oct-22	Other	NV	Senior	Y	3
Investment 54	39.9	41.7	176.3	Sep-22	Multifamily	UT	Senior	Y	3
Investment 55	38.1	38.3	44.8	Feb-22	Multifamily	TX	Senior	N	4
Investment 56	35.1	36.4	141.8	Dec-21	Mixed-use	FL	Senior	Y	3
Investment 57	30.3	30.2	30.2	Jul-21	Land	FL	Subordinate	N	3
Investment 58	29.9	30.0	30.0	Apr-19	Land	MA	Senior	N	3
Investment 59	24.4	24.5	28.5	Feb-22	Multifamily	TX	Senior	N	3
Investment 60	18.8	19.1	32.8	Jan-22	Other	GA	Senior	Y	3

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2023 EARNINGS SUPPLEMENT PAGE 17

Portfolio Overview Investment Carrying Value3 Unpaid Principal Balance Loan Commitment10 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 61 14.2 14.0 14.0 Aug-19 For Sale Condo NY Senior N 3 Investment 62 12.9 13.4 54.0 Feb-22 Other GA Senior Y 3 Investment 63 10.7 11.0 32.1 Feb-22 Other FL Senior Y 3 Investment 64 10.0 10.2 23.4 Apr-22 Other GA Senior Y 3 Investment 65 6.5 6.8 24.2 Apr-22 Other GA Senior Y 3 Investment 66 3.8 3.9 3.9 Dec-21 For Sale Condo VA Senior N 3 Investment 67 1.9 1.9 1.9 Jul-19 Other Other Senior N 5 Investment 68 - 0.9 0.9 Aug-18 Other NY Subordinate N 5 Investment 69 (1.1) - 112.1 Dec-22 Multifamily WA Senior Y 3 Total / Wtd. Average9 $7,083.3 $7,186.0 $8,528.4 20% Investment in unconsolidated joint venture a $42.5 Real Estate Owned – Hospitality, net 396.4 Real Estate Owned – Mixed-Use, net b 143.6 Portfolio Total $7,665.8 CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2023 ($ amounts in millions) Comprised of loans backed by the same property. Total carrying value includes acquired lease intangibles, net of accumulated depreciation.

($ amounts in thousands) September 30, 2023 March 31, 2022   December 31, 2022 March 31, 2022 Assets       Cash and cash equivalents $ 307,367 $ 306,456 Restricted cash 23,183 41,703 Loan principal payments held by servicer 689 - Loans receivable held-for-investment 7,155,231 7,489,074 Less: current expected credit loss reserve (141,686) (128,647) Loans receivable held-for-investment, net 7,013,545 7,360,427 Equity method investment 42,515 41,880 Real estate owned, net 520,500 401,189 Other assets 140,631 89,858 Total assets $ 8,048,430 $ 8,241,513   Liabilities and Equity Repurchase agreements $ 3,813,612 $ 3,966,859 Term participation facility 346,140 257,531 Loan participations sold, net 254,224 263,798 Notes payable, net 231,875 149,521 Secured term loan, net 713,276 736,853 Debt related to real estate owned, net 289,782 289,389 Other liabilities 57,981 59,223 Dividends payable 35,330 52,001 Management fee payable – affiliate 9,541 9,867 Total liabilities $ 5,751,761 $ 5,785,042     Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 138,728,690 and 140,055,714 shares issued and 138,728,690 and 138,376,144 shares outstanding at September 30, 2023 and December 31, 2022, respectively 1,400 1,400 Additional paid-in capital 2,720,688   2,712,316 Accumulated deficit (425,419) (257,245) Total equity 2,296,669 2,456,471 Total liabilities and equity $ 8,048,430 $ 8,241,513 Consolidated Balance Sheets September 30, 2023 and December 31, 2022 Source: CMTG financials.

Consolidated Statements of Operations For the Three Months Ended September 30 and June 30, 2023, and September 30, 2022 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) September 30, 2023 March 31, 2022 June 30, 2023 March 31, 2022 September 30, 2022 March 31, 2022 Revenue Interest and related income $ 182,044 $ 180,735 $ 126,520 Less: interest and related expense 123,611 119,676 67,985 Net interest income 58,433 61,059 58,535 Revenue from real estate owned 22,120 19,866 17,882 Total net revenue 80,553 80,925 76,417 Expenses Management fees – affiliate 9,541 9,641 9,944 General and administrative expenses 3,565 4,492 4,819 Stock-based compensation expense 4,369 4,395 3,426 Real estate owned: Operating expenses 13,706 11,269 11,366 Interest expense 6,137 5,865 3,903 Depreciation and amortization 2,558 2,092 2,064 Total expenses 39,876 37,754 35,522 Gain on sale of loan 575 - - Proceeds from interest rate cap 1,691 1,495 - Unrealized (loss) gain on interest rate cap (1,659) (259) 2,776 (Loss) income from equity method investment (33) (895) 929 Gain on extinguishment of debt - 2,217 - Provision for current expected credit loss reserve (110,198) (41,476) (2,352) Net (loss) income attributable to common stock $ (68,947) $ 4,253 $ 42,248 Net (loss) income per share of common stock Basic and diluted $ (0.50) $ 0.02 $ 0.30 Weighted-average shares of common stock outstanding Basic and diluted 138,899,168 138,399,446 139,430,153

Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) For the Three Months Ended September 30, 2023 Refer to page 1 for definition of Distributable Earnings. ($ amounts in thousands) GAAP Net Income (Loss) Attributable to Common Stock Adjustments Distributable Earnings (Loss) Interest and related income $182,044 - $182,044 Interest and related expense (123,611) - (123,611) Revenue less expenses from real estate owned 2,277 354 2,631 Depreciation and amortization on real estate owned (2,558) 2,558 - Management fees - affiliate (9,541) - (9,541) General and administrative expenses (3,565) - (3,565) Stock-based compensation expense (4,369) 4,369 - Proceeds from interest rate cap 1,691 - 1,691 Unrealized loss on interest rate cap (1,659) 1,659 - Loss from equity method investment (33) - (33) Gain on sale of loan 575 (575) - Provision for current expected credit loss reserve (110,198) 110,198 - Total $(68,947) $118,563 $49,616 Per share, basic and diluted $(0.50)   $0.35 Principal charge-off - (72,957) (72,957) Gain on sale of loan - 575 575 Total $(68,947) $46,181 $(22,766) Per share, basic and diluted $(0.50)   $(0.16) Weighted average diluted shares – GAAP     138,899,168 Weighted average unvested RSUs     2,569,993 Weighted average diluted shares – Distributable Earnings (Loss)       141,469,161

Endnotes Total Liquidity as of September 30, 2023, includes cash and approved and undrawn credit capacity. Approved and undrawn credit capacity represents undrawn capacity available under financing facilities. While these amounts were previously contractually approved, in certain cases, the lender’s consent is required for us to borrow these amounts. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of September 30, 2023. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Based on carrying value net of specific CECL reserves. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of market conditions and other factors on asset values or project costs. See Important Notices beginning on page 1 for additional information. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 2 (MD&A) of our 10-Q. Refer to page 21 for a reconciliation of distributable earnings (loss) to GAAP Net Income attributable to common stock. Excludes our real estate owned (REO) investments, unless otherwise noted. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Based on total loan commitments. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Fully extended maturity assumes all extension options are exercised by the borrower upon satisfaction of the applicable conditions. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. Senior loans include senior mortgages and similar loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans.